UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2016

6D GLOBAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35002	47-1899833
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
Of Incorporation)		Identification No.)

17 State Street, Suite 2550
New York, NY 10004
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 681-2345

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 12, 2016, 6D Global Technologies, Inc. (the “Company”) received a letter from the Nasdaq Listing Qualifications Staff (the “Staff”) stating that the Staff had identified two additional bases for delisting the Company’s securities from The NASDAQ Stock Market LLC (“Nasdaq”). The two additional bases identified by the Staff are as follows:

•	The Company did not file its Form 10-K for the fiscal year ended December 31, 2015 by March 30, 2016 and therefore is not in compliance with Listing Rule 5250(c)(1); and
•	The Company has not yet paid its 2016 annual fee to Nasdaq and therefore is not in compliance with Listing Rule 5250(f).

The Company has appealed to the Nasdaq Listing and Hearing Review Council (the “Council”) the prior determination made by the Nasdaq Hearings Panel (the “Panel”) denying the Company’s request for continued listing on Nasdaq. The Staff has indicated that the additional issues set forth above may be considered by the Council in its consideration of the Company’s appeal to that body, along with the original basis for the Staff’s delisting determination, which was previously reported by the Company on a Current Report on Form 8-K, as filed with the Securities and Exchange Commission on November 25, 2015.

The Company intends to address the filing and annual fee issues as part of its appeal to the Council, pursuant to which the Company intends to request the continued listing of its securities on Nasdaq; however, there can be no assurance that the Company will be successful in its appeal efforts.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 18, 2016, the Audit Committee of the Board of Directors of the Company engaged SingerLewak LLP (“SingerLewak”) as the Company’s independent registered public accounting firm. During the two most recent fiscal years and the interim period prior to April 18, 2016, the Company has not consulted with SingerLewak regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided to the Company by SingerLewak that SingerLewak concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or other reportable event described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

6D GLOBAL TECHNOLOGIES, INC.

Date: April 18, 2016	By: /s/ Tejune Kang
Name: Tejune Kang
Title: Chief Executive Officer